Exhibit 10.6

SUBSIDIARY BORROWER JOINDER AGREEMENT
(MEMORIAL PET CARE, INC.)

THIS SUBSIDIARY BORROWER JOINDER AGREEMENT (this “Joinder Agreement”) is made and entered into as of December 15, 2004 by MEMORIAL PET CARE, INC., an Idaho corporation (“Subsidiary”), and BANK OF AMERICA, N.A., as agent under the Credit Agreement (as hereinafter defined) (the “Agent”).  Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, MWI Veterinary Supply Co., an Idaho corporation (the “Borrower”), the financial institutions from time to time party thereto (together with their respective successors and assigns, the “Lenders”) and the Agent have entered into that certain Credit Agreement, dated as of June 18, 2002 (as the same has heretofore been or may hereafter be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), providing for extensions of credit to be made by the Lenders to the Borrower and the issuance of Letters of Credit for the account of the Borrower and, upon satisfaction of the conditions set forth in the Credit Agreement, to Subsidiaries of the Borrower which become Subsidiary Borrowers thereunder;

WHEREAS, pursuant to Section 7.28(c) of the Credit Agreement, Subsidiary has been designated as a Subsidiary Borrower under the Credit Agreement and is required to enter into such other Credit Documents as are executed by the Borrower; and

WHEREAS, the Borrower and Subsidiary desire that Subsidiary become a “Subsidiary Borrower” under the Credit Agreement in accordance with the terms thereof and enter into such other Loan Documents as are necessary or desirable to grant to the Agent, for the benefit of the Lenders, Liens on and security interests in the assets of Subsidiary;

NOW THEREFORE, in consideration of the foregoing and to induce the Agent and the Lenders to allow Subsidiary to become a “Subsidiary Borrower” under the Credit Agreement and the other Loan Documents, Subsidiary agrees as follows:

AGREEMENT

1.                                       Joinder to Credit Agreement and other Loan Documents.  Subsidiary hereby agrees that by its execution and delivery to the Agent of this Joinder Agreement, it shall become a “Subsidiary Borrower” under the Credit Agreement and the other Loan Documents listed on Schedule I hereto and hereby expressly and unconditionally assumes and agrees to pay, perform and discharge all of the obligations and liabilities as a “Subsidiary Borrower” thereunder, with the same effect as if the Credit Agreement and such other Loan Documents had been executed and delivered initially by

Subsidiary to the Agent.  Without limiting the generality of the foregoing, attached hereto as Schedule II, are all such schedules, exhibits, annexes, appendices or other attachments to the Credit Agreement and such other Loan Documents as are required to be delivered thereunder or required to make the representations, warranties and covenants of the Borrower true, complete and correct.  This Joinder Agreement shall constitute a Loan Document.

2.                                       Grant of Security Interest; Guaranty.  Without limiting the provisions of Section 1 above, Subsidiary acknowledges that by its execution and delivery of this Joinder Agreement, it shall become a “Pledgor” under the Pledge Agreement, and a “Grantor” under the Security Agreement executed by Borrower, each dated as of June 18, 2002, as such agreements have been amended, supplemented, amended and restated or otherwise modified prior to the date hereof.  In furtherance thereof, Subsidiary hereby grants to the Agent for its benefit and the ratable benefit of the Lenders a security interest in and Lien upon all of its right, title and interest in the assets, now owned or hereafter acquired, which are “Pledged Collateral” under such Pledge Agreement and “Collateral” under such Security Agreement, with the same effect as if such Loan Documents had been initially executed and delivered by it to the Agent.

3.                                       Additional Loan Documents.  On or prior to the date hereof, Subsidiary shall have executed and delivered to the Agent a Revolving Note and a CapEx Note for each Lender and such financing statements, intellectual property security agreements or assignments, mortgages, deeds of trust, bank account control agreements and other documents as are necessary or which the Agent deems desirable to grant to the Agent a perfected first priority security interest in Subsidiary’s assets, and the Borrower shall have executed and delivered to the Agent a Pledge Amendment to the Pledge Agreement, together with stock certificates or other certificated securities, accompanied by stock powers duly endorsed in blank, evidencing all of the issued and outstanding capital stock or other equity interests of Subsidiary which are certificated (or a control agreement, in form satisfactory to the Agent with respect to uncertificated interests), and Subsidiary shall have delivered to the Agent all promissory notes and other instruments in favor of Subsidiary, with all endorsements deemed necessary or advisable by the Agent, evidencing each of the notes and other instruments pledged by Subsidiary under the Loan Documents In addition, on or prior to the date hereof, the Borrower or Subsidiary shall have, or caused to be, provided to the Agent, the acquisition documents, certificates, lien search results and other documents required to be provided to the Agent under the Loan Documents including, without limitation, under Section 7.28 of the Credit Agreement, in connection with a Permitted Acquisition. .

4.                                       Unconditional Joinder.  Subsidiary acknowledges that Subsidiary’s obligations as a party to this Joinder Agreement are unconditional and are not subject to the execution of one or more Joinder Agreements or any other Loan Documents by other Subsidiaries of the Borrower or any other Person.

5.                                       Reliance.  The Agent and the Lenders shall be entitled to rely on this Joinder Agreement as evidence that Subsidiary has joined (i) as a “Subsidiary Borrower” and a “Loan Party” under the Credit Agreement and the other Loan

Documents listed on Schedule I hereto and is fully obligated thereunder as a Subsidiary Borrower and a Loan Party, (ii) as “Grantor” under the Security Agreement and (iii) as a “Pledgor” under the Pledge Agreement, and is fully obligated in each such capacity under each of such Loan Documents.

6.                                       Representations and Warranties.  Subsidiary hereby represents and warrants that it has reviewed the terms of the Credit Agreement and the other Loan Documents.  Subsidiary also represents and warrants that, after giving effect to the schedules set forth on Schedule II hereto, all representations and warranties of the Borrower set forth in the Loan Documents are true, correct and complete with respect to Subsidiary.  Subsidiary further represents and warrants that Subsidiary was in compliance with, and upon delivery of this Joinder Agreement shall be in compliance with, all agreements, affirmative covenants and negative covenants contained in the Loan Documents applicable to Subsidiary as a Subsidiary Borrower or a Loan Party or a Subsidiary of the Borrower, including without limitation in the Credit Agreement and each of the Loan Documents listed on Schedule I hereto.  Subsidiary shall execute and deliver all other documents, agreements and instruments required to be executed by a Subsidiary Borrower under the terms of the Credit Agreement and the other Loan Documents.

7.                                       Consent.  Upon satisfaction of the conditions set forth in Section 7.28(c) of the Credit Agreement, Subsidiary shall have all of the rights and interests of a Subsidiary Borrower or a Loan Party under the Credit Agreement and the other Loan Documents with the same effect as if the Credit Agreement and such other Loan Documents had been initially entered into by Subsidiary with, or for the benefit of, the Agent and the Lenders.

8.                                       Incorporation by Reference.  All terms and conditions of the Credit Agreement and the other Loan Documents applicable to any Subsidiary Borrower, any Loan Party or any Subsidiary of the Borrower under the Credit Agreement and the other Loan Documents including, without limitation, all applicable representations, warranties, covenants, indemnities, guaranties and other obligations thereunder, are hereby incorporated by reference in this Joinder Agreement as if set forth in full.

9.                                       GOVERNING LAW.  THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

10.                                 Address for Notices.  All notices, requests and other communications to Subsidiary hereunder or under any other Loan Document shall be in writing, addressed to the Borrower at the address set forth in, and shall be deemed delivered in accordance with, the Credit Agreement.

11.                                 Counterparts.  This Joinder Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

12.                                 Severability.  The provisions of this Joinder Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Joinder Agreement in any jurisdiction.

13.                                 Headings.  The headings in this Joinder Agreement are for purposes of reference only and shall not otherwise affect the meaning or construction of any provision of this Joinder Agreement.

14.                                 Final Expression.  This Joinder Agreement, together with the Credit Agreement and the other Loan Documents, constitute the final, entire agreement among the parties hereto and thereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.  There are no oral agreements among the parties hereto.

15.                                 Binding Effect.  This Joinder Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided, however that Subsidiary may not assign or transfer its interest under this Joinder Agreement, the Credit Agreement or any of the other Loan Documents without the prior written consent of the Agent and the Lenders in accordance with the Credit Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by it as of the day and year first above written.

MEMORIAL PET CARE, INC.

By:	/s/	Mary Pat Thompson
Name:		Mary Pat Thompson
Title:		VP and CFO

BANK OF AMERICA, N.A., as Agent

By:	/s/	Steven W. Sharp
Name:		Steven W. Sharp
Title:		Vice President

CONSENT OF BORROWER AND GUARANTOR

Each of the undersigned, as a Borrower under the Credit Agreement and the other Loan Documents referred to in the foregoing Joinder Agreement, or as a guarantor under the Guaranty, hereby acknowledges that by the execution, delivery and performance of the Joinder Agreement by Subsidiary and the Agent, Subsidiary has become a Subsidiary Borrower and a Loan Party under the Loan Documents. The execution and delivery of the Joinder Agreement shall not impair the Obligations and liabilities of the undersigned to the Agent and the Lenders, and each of the undersigned acknowledges that the Credit Agreement and the other Loan Documents executed by it remain in full force and effect, enforceable against the undersigned in accordance with their respective terms.

MWI VETERINARY SUPPLY CO.,
an Idaho corporation

By:	/s/	Mary Pat Thompson
Name:		Mary Pat Thompson
Title:

MWI HOLDINGS, INC., a Delaware corporation

By:	/s/	Mary Pat Thompson
Name:		Mary Pat Thompson
Title:

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of that certain Pledge Agreement, dated June 18, 2002 by and among MWI Veterinary Supply Co. in favor of Bank of America, N.A., as Agent (the “Pledge Agreement”) and agrees as follows:

1.                                       The undersigned will promptly note on its books and records the Liens granted under the Pledge Agreement, and waives any rights or requirements at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of the Pledged Collateral (as defined in the Pledge Agreement) in the name of the Agent or the exercise of voting rights by the Agent.

2.                                       The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms to the extent such terms are applicable to the undersigned.

MEMORIAL PET CARE, INC.

By:	/s/	Mary Pat Thompson
Name:		Mary Pat Thompson
Title:		VP and CFO